SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                              VISTA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:



________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

VISTA BANCORP, INC.
      [LOGO]



Notice of 1999
Annual Meeting
of Stockholders
and Proxy Statement


--------------------------------------------------------------------------------

                     PLEASE COMPLETE, SIGN, DATE AND RETURN
                               YOUR PROXY PROMPTLY

--------------------------------------------------------------------------------






                                                       Thursday, April 22, 1999
                                                       9:30 A.M.
                                                       Farley Education Center
                                                       Warren Hospital
                                                       185 Roseberry Street
                                                       Phillipsburg, New Jersey

VISTA BANCORP, INC.
      [LOGO]


                                 March 25, 1999



Dear Vista Stockholder:


You are cordially invited to join us at the 1999 Annual Meeting of Stockholders in Phillipsburg, New Jersey on April 22, 1999.

Enclosed with this Proxy Statement are your voting instructions and the 1998 Annual Report.

Whether or not you plan to attend the Annual Meeting, we strongly encourage you to designate the proxies shown on the enclosed card to vote your shares.

In response to the SEC's recent emphasis on clear and simple communications to stockholders and investors, Vista has redrafted its proxy statement in "Plain English." We hope you like this simplified format and welcome your comments.

I would like to take this opportunity to remind you that your vote is important.

                                           Sincerely,



                                           Barbara Harding
                                           President and Chief Executive Officer








--------------------------------------------------------------------------------
    305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey 08865-5360
                           o Telephone: (908) 859-9500
--------------------------------------------------------------------------------

VISTA BANCORP, INC.
      [LOGO]



                    Notice of Annual Meeting of Stockholders


DATE:             April 22, 1999
TIME:             9:30 A.M.
PLACE:            Farley Education Center
                  Warren Hospital
                  185 Roseberry Street
                  Phillipsburg, NJ  08865


MATTERS TO BE VOTED UPON:

1.   Election of three Class A directors to hold office for a three-year term;

2. Ratification of the appointment of Rudolph, Palitz LLP as our independent auditors for the year 1999;

3.   Approval of the 1999 Employee Stock Purchase Plan; and

4.   Any other matters that may properly come before the meeting.


YOUR BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE ELECTION OF DIRECTORS, THE APPOINTMENT OF RUDOLPH, PALITZ AND THE 1999 EMPLOYEE STOCK PURCHASE PLAN.

Stockholders who are holders of record of the Common Stock at the close of business on March 12, 1999, will be entitled to vote at the meeting.


--------------------------------------------------------------------------------
IF YOU PLAN TO ATTEND:
Please note that space limitations make it necessary to limit attendance to stockholders. If you wish to attend, please indicate your wish by checking the box that appears on the proxy card. "Street name" holders will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.
--------------------------------------------------------------------------------


It will be helpful to us if you will read the Proxy Statement and the voting instructions on the proxy card, and then vote by filling out, signing and dating the proxy card and returning it by mail.



JILL A. PURSELL                                         Phillipsburg, New Jersey
Assistant Vice President and Secretary                  March 25, 1999

                                TABLE OF CONTENTS

                                                                            Page No.
     QUESTIONS AND ANSWERS...............................................      1

     BOARD OF DIRECTORS..................................................      2
o      Election of Directors (Item 1 on Proxy Card)......................      2
       Committees of the Board of Directors..............................      4
       Board of Directors' Compensation..................................      5

     STOCK OWNERSHIP.....................................................      5
       Stock Owned by Directors and Executive Officers...................      5
       Compliance with Section 16(a) of the Securities
          Exchange Act of 1934 ..........................................      6
       Voting Stock Owned by "Beneficial Owner"..........................      6

     EXECUTIVE COMPENSATION..............................................      7
       Summary Compensation Table........................................      7
       Executive Committee Report on Executive Compensation..............      7
       Option Grants for 1998............................................      8
       Estimated Retirement Benefits.....................................      9
       Five-Year Performance Graph.......................................      9

     INDEPENDENT AUDITORS................................................     10
o      Proposal to Approve the Appointment of Rudolph, Palitz LLP
          (Item 2 on Proxy Card).........................................     10

     EMPLOYEE STOCK PURCHASE PLAN........................................     11
o      Proposal to Approve the 1999 Employee Stock Purchase Plan
          (Item 3 on Proxy Card).........................................     11

     OTHER INFORMATION...................................................     11
       Transactions Involving Vista's Directors and Executive Officers...     11
       Changes in the Bylaws.............................................     12
       No Significant Legal Proceedings..................................     12
       Other Proposed Action.............................................     12
       Stockholder Proposals and Nominations for 2000 Annual Meeting.....     12
       Additional Information Available..................................     12

     EXHIBIT A - Copy of the 1999 Employee Stock Purchase Plan...........    A-1

----------
o    Matters to be voted upon

                              QUESTIONS AND ANSWERS

--------------------------------------------------------------------------------

Q:   What am I voting on?

A:   Three proposals. Item numbers refer to item numbers on the proxy card.

          Item 1. Election of three Class A directors
          Item 2.  Ratification  of  appointment  of  Rudolph,   Palitz  LLP  as
                   independent auditors of Vista
          Item 3. Approval of the 1999 Employee Stock Purchase Plan

--------------------------------------------------------------------------------

Q:   Who can vote?

A: All stockholders of record at the close of business on March 12, 1999, are entitled to vote. Holders of Vista's Common Stock are entitled to one vote per share, except in the election of the directors. The election of directors is done by cumulative voting.

--------------------------------------------------------------------------------

Q:   Who can attend the meeting?

A: All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. You will be admitted only if you previously indicated your wish to attend on the proxy card. Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. Everyone must check in at the registration desk at the meeting.

--------------------------------------------------------------------------------

Q:   How do I vote?

A: Mail your completed, dated, and signed proxy card in the enclosed postage pre-paid envelope. By voting in the above manner, you will authorize the individuals named on the proxy card, referred to as the proxies, to vote your shares according to your instructions.

--------------------------------------------------------------------------------

Q:   What happens if I do not indicate my preference for one of the items?

A: If you do not indicate how you wish to vote for one or more of the nominees for director, the proxies will vote FOR election of all the nominees for Director (Item 1). If you "withhold" your vote for any of the nominees, this will be counted as a vote AGAINST that nominee. If you leave Item 2 blank, the proxies will vote FOR ratification of the appointment of Rudolph, Palitz LLP (Item 2). If you do not mark a preference regarding the employee benefit plan, the proxies will vote FOR approval of the 1999 Employee Stock Purchase Plan (Item 3).

--------------------------------------------------------------------------------

Q:   What if I vote and then change my mind?

A: You can revoke your proxy by writing to us, by voting again via mail, or by attending the meeting and casting your vote in person. Your last vote will be the vote that is counted.

--------------------------------------------------------------------------------

Q:   What constitutes a quorum?

A: As of the record date, March 12, 1999, Vista had 4,587,365 shares of Common Stock outstanding. The holders of Common Stock have the right to cast a total of 4,587,365 votes. The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast constitutes a quorum for adopting the proposals at the meeting. If you have properly designated the proxies and indicated your voting preferences by mail, you will be considered part of the quorum, and the proxies will vote your shares as you have instructed them. If a broker holding your shares in "street" name indicates to us on a proxy card that the broker lacks discretionary authority to vote your shares, we will not consider your shares as present or entitled to vote for any purpose.

--------------------------------------------------------------------------------

Q:   Is my vote confidential?

A: Yes. Proxy cards, ballots and voting tabulations that identify individual stockholders are kept confidential except in certain circumstances where it is important to protect the interests of Vista and its stockholders. Generally, only the judge of election and/or employees of Continental Stock Transfer & Trust Company processing the votes will have access to your name. They will not disclose your name as the author of any comments you include on the proxy card unless you ask that your name be disclosed to management.

--------------------------------------------------------------------------------

Q:   Who will count the votes?

A: Employees of Continental Stock Transfer & Trust Company will tabulate the votes and one of these employees will act as judge of election at the annual meeting.

--------------------------------------------------------------------------------

Q:   What shares are included in the proxy card?

A: The shares listed on your card sent by Continental Stock Transfer & Trust Company represent all the shares of Common Stock held in your name (as distinguished from those held in "street" name), including those held in the dividend reinvestment plan. You will receive a separate card or cards from your broker if you hold shares in "street" name.

--------------------------------------------------------------------------------

Q:   What does it mean if I get more than one proxy card?

A: It indicates that your shares are held in more than one account, such as two brokerage accounts and registered in different names. You should vote each of the proxy cards to ensure that all of your shares are voted. We encourage you to register all of your brokerage accounts in the same name and address for better stockholder service. You may do this by contacting our transfer agent, Continental Stock Transfer & Trust Company, at 1-800-509-5586.

--------------------------------------------------------------------------------

Q:   Who will be soliciting proxies on behalf of Vista?

A: Vista has retained Continental Stock Transfer & Trust Company to solicit proxies from stockholders. Some of the officers and other employees of Vista also may solicit proxies personally, by telephone and by mail. Vista will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the beneficial owners of Common Stock.

--------------------------------------------------------------------------------

Q:   Who can I call with any questions?

A:   You may call Continental Stock Transfer & Trust Company at 1-800-509-5586.


                               BOARD OF DIRECTORS

THIS SECTION GIVES BIOGRAPHICAL INFORMATION ABOUT OUR DIRECTORS AND DESCRIBES THEIR MEMBERSHIP ON BOARD OF DIRECTORS' COMMITTEES, THEIR ATTENDANCE AT MEETINGS AND THEIR COMPENSATION.


                              ELECTION OF DIRECTORS
                              Item 1 on Proxy Card

Vista has ten directors who are divided into three classes: three directors are in Class A; four directors are in Class B; and three directors are in Class C. Each director holds office for a three-year term. The terms of the classes are staggered, so that the term of office of one class expires each year.

At this meeting, the stockholders elect three Class A directors. Unless you withhold authority to vote for one or more of the nominees, the persons named as proxies intend to vote for the election of the three nominees for Class A director. All of the nominees are recommended by the Board of Directors:

                                 Barbara Harding
                                  Mark A. Reda
                                J. Marshall Wolff

All nominees have consented to serve as directors. The Board of Directors has no reason to believe that any of the nominees should be unable to act as a director. However, if any director is unable to stand for re-election, the Board of Directors will designate a substitute. If a substitute nominee is named, the proxies will vote for the election of the substitute.

There is cumulative voting for directors. The stockholders can multiply the number of shares that they are entitled to vote by the number of directors to be elected. The stockholders can then take the product of this multiplication and cast all of these votes for one nominee or distribute these votes among two or more nominees. For example, if you can vote 100 shares and there are three nominees to be elected as Class A directors, you can cast 300 votes for one of these nominees or cast 100 votes for each of three nominees. Most of our stockholders cast their votes evenly for all nominees.

The following information includes the age of each nominee and current director as of the date of the meeting.

--------------------------------------------------------------------------------

Class A Directors And Nominees For Class A Director Whose Term Expires In 2002

     BARBARA HARDING, 52
     Director of Vista since 1988; director of the Phillipsburg National Bank and Trust Company ("PNB") since 1985; and director of Twin Rivers Community Bank ("Twin Rivers") since 1990. Chief Executive Officer of PNB from 1985 to 1997. Current President and Chief Executive Officer of Vista and current Chairperson of the Board of Directors of PNB.

     MARK A. REDA, 47
     Director of Vista since 1988 and director of PNB since 1987. Vice President of Lou Reda, Inc., a vendor of office furniture.

     J. MARSHALL WOLFF, 52
     Director of Vista since 1998 and director of Twin Rivers since 1990. President of Kressler, Wolff & Miller, Inc., an independent insurance agency.

--------------------------------------------------------------------------------

Class B Directors Whose Term Expires in 2000

     HAROLD J. CURRY, 67
     Director of Vista since 1988; director of PNB since 1978; and director of Twin Rivers since 1990. Current Chairman of the Board of Directors of Vista. Attorney-at-law.

     DALE F. FALCINELLI, 50
     Director of Vista since 1993 and director of Twin Rivers since 1990. Principal in D.F. Falcinelli, Inc., a management consulting company.

     BARRY L. HAJDU, 50
     Director of Vista, PNB and Twin Rivers since 1997. President of Hajdu Construction, Inc., building contractors.

     MARC S. WINKLER, 42
     Director of Vista and Twin Rivers since 1990. Current Executive Vice President of Vista; President and Chief Executive Officer of Twin Rivers since 1996; President of Twin Rivers from 1990 to 1996.

--------------------------------------------------------------------------------

Class C Directors Whose Term Expires in 2001

     RICHARD A. CLINE, 65
     Director of Vista since 1988; director of PNB since 1979; and director of Twin Rivers since 1990. Current Vice-Chairman of the Board of Directors of Vista and current Chairman of the Board of Directors of Twin Rivers. Retired.

     JAMES T. FINEGAN, JR., 39
     Director   of  Vista   since  1995  and   director   of  PNB  since   1993.
     Ophthalmologist.

     DAVID L. HENSLEY, 52
     Director of Vista since 1988; director of PNB since 1985; and director of Twin Rivers since 1990. Current Executive Vice President of Vista. President and Chief Executive Officer of PNB since 1997. President of PNB from 1990 to 1997. Chief Operations Officer at PNB from 1985 to 1997.

--------------------------------------------------------------------------------

Required Vote

Nominees will be elected who receive a vote equal to a plurality of the shares of stock represented at the meeting. Your Board of Directors recommends a vote FOR the nominees for Class A director listed above. Abstentions and votes withheld for directors will have the same effect as votes against.


                                      COMMITTEES OF THE BOARD OF DIRECTORS
-------------------------------------------------------------------------------------------------------------------
     Name                     Board of Directors     Executive    Audit    Planning    Retirement      Compensation
-------------------------------------------------------------------------------------------------------------------
Richard A. Cline                      |X|               |X|                 |X|(1)         |X|             |X|
-------------------------------------------------------------------------------------------------------------------
Harold J. Curry                     |X|(1)              |X|(1)                                             |X|(1)
-------------------------------------------------------------------------------------------------------------------
Dale F. Falcinelli                    |X|                          |X|(1)    |X|                           |X|
-------------------------------------------------------------------------------------------------------------------
James T. Finegan, Jr.                 |X|                          |X|       |X|           |X|             |X|
-------------------------------------------------------------------------------------------------------------------
Barry L. Hajdu                        |X|               |X|                  |X|                           |X|
-------------------------------------------------------------------------------------------------------------------
Barbara Harding                       |X|
-------------------------------------------------------------------------------------------------------------------
David L. Hensley                      |X|
-------------------------------------------------------------------------------------------------------------------
Mark A. Reda                          |X|               |X|                  |X|           |X|(1)          |X|
-------------------------------------------------------------------------------------------------------------------
Marc S. Winkler                       |X|
-------------------------------------------------------------------------------------------------------------------
J. Marshall Wolff                     |X|                          |X|                     |X|             |X|
-------------------------------------------------------------------------------------------------------------------

(1)  Chairman.

Number of Meetings

     The Board of Directors met 12 times during 1998. All of Vista's directors attended 75% or more of all Board of Directors and Committee meetings during 1998.

Executive Committee

The Executive Committee reviews the operations of the Board of Directors with respect to directors' fees and frequency of Board of Directors' meetings as well as Vista's strategic plan, capital structure and earnings performance. In addition, the Executive Committee analyzes other management issues, including the annual compensation review of key executive officers, and periodically makes recommendations to the Board of Directors based on its findings.

Audit Committee

The Audit Committee is responsible for the review and evaluation of the system of internal controls and corporate compliance with applicable rules, regulations and laws. The Audit Committee meets with Vista's internal auditor, independent auditors and senior management to review the scope of the internal and external audit engagements, the adequacy of the internal and external auditors, corporate policies to ensure compliance and significant changes in accounting principles.

Planning Committee

The Planning Committee works with management to formulate strategic planning for Vista. The Board of Directors of the subsidiaries forward their strategic plans and expansion opportunities to the Planning Committee for its review, guidance and approval.

Retirement Committee

The Retirement Committee is responsible for evaluating Vista's retirement benefits including all retirement plans. This committee reviews and votes on all proposed changes to Vista's pension and post retirement plans.

Compensation Committee

The Compensation Committee reviews issues with respect to employee incentive plans and other benefit plans for executive officers and is composed of all of the non-officer directors.


                        BOARD OF DIRECTORS' COMPENSATION

Directors' Fees

Directors' fees, paid only to directors who are not Vista employees, are as follows:

         Fee for each Board of Directors' meeting attended...........  $   400
         Fee for each committee meeting attended.....................  $   200
         Annual retainer fee paid to each director...................  $ 1,500

Directors received in the aggregate in 1998 $62,600 in fees.


                                 STOCK OWNERSHIP

THIS SECTION DESCRIBES HOW MUCH STOCK OUR DIRECTORS AND EXECUTIVE OFFICERS OWN. IT ALSO DESCRIBES THE PERSONS OR ENTITIES THAT OWN MORE THAN 5% OF OUR VOTING STOCK.


                 STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

This table indicates the number of shares of Common Stock owned by the executive officers and/or directors as of March 12, 1999. The aggregate number of shares owned by all directors and executive officers is 13.4%. Unless otherwise noted, each individual has sole voting and investment power for the shares indicated below.

------------------------------------------------------------------------------------------------------------------
                                              Amount and Nature of Shares Beneficially Owned as of March 12, 1999
                                          ------------------------------------------------------------------------
                                                                                         Aggregate Number of
                  Name                                 Options (1)                  Shares Beneficially Owned (2)
------------------------------------------------------------------------------------------------------------------
Richard A. Cline                                                                               248,998
------------------------------------------------------------------------------------------------------------------
Harold J. Curry                                                                                102,627
------------------------------------------------------------------------------------------------------------------
Dale F. Falcinelli                                                                               4,620
------------------------------------------------------------------------------------------------------------------
James T. Finegan, Jr.                                                                           34,070
------------------------------------------------------------------------------------------------------------------
Barry L. Hajdu                                                                                  46,676
------------------------------------------------------------------------------------------------------------------
Barbara Harding                                           4,950                                 47,043(4)
------------------------------------------------------------------------------------------------------------------
David L. Hensley                                          2,750                                 16,406
------------------------------------------------------------------------------------------------------------------
William F. Keefe                                          2,750                                 38,080(4)
------------------------------------------------------------------------------------------------------------------
Mark A. Reda                                                                                    60,805
------------------------------------------------------------------------------------------------------------------
Marc S. Winkler                                           2,750                                  9,251
------------------------------------------------------------------------------------------------------------------
J. Marshall Wolff                                                                                7,353
------------------------------------------------------------------------------------------------------------------
Directors and Officers as a Group(3)                     13,200                                615,929
------------------------------------------------------------------------------------------------------------------

(1)  Includes options exercisable within 60 days of March 12, 1999.

(2) Includes amounts listed in the options column plus shares held (a) directly, (b) jointly with a spouse, (c) individually by spouse, (d) by the transfer agent in the Vista dividend reinvestment account, and (e) in various trusts and custodial accounts.

(3) Includes 10 directors, 3 nominees for director, 6 officers - 11 persons in total.

(4) Includes 28,132 shares held in Vista's pension plan of which Mrs. Harding and Mr. Keefe are co-trustees who share investment and voting power with respect to these shares. Mrs. Harding and Mr. Keefe disclaim any beneficial ownership interest with respect to shares held in the pension plan.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Executive officers and directors and "beneficial owners" of more than ten percent of the Common Stock must file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Stock Market pursuant to
Section 16(a).

We have reviewed the reports and written representations from the executive officers and directors. Based on this review, Vista believes that all filing requirements were met during 1998.


                    VOTING STOCK OWNED BY "BENEFICIAL OWNER"

The following are the persons or entities known by Vista to own beneficially more than five percent of the Common Stock as of March 12, 1999.

--------------------------------------------------------------------------------
        Name and Address                      Number of Shares  Percent of Class
--------------------------------------------------------------------------------
Richard A. Cline                                  248,998            5.4%
813 South Main Street
Stewartsville, New Jersey  08886
--------------------------------------------------------------------------------
Phillipsburg National Bank and Trust Company      364,269 (1)        7.9%
305 Roseberry Street, P.O. Box 5360
Phillipsburg, New Jersey  08865
--------------------------------------------------------------------------------
Valley National Bank                              430,389 (2)        9.4%
1455 Valley Road
Wayne, New Jersey  07470
--------------------------------------------------------------------------------

(1) PNB's trust department holds or votes these shares in various fiduciary capacities and PNB's officers vote some of these shares under the employee retirement plan.

(2) According to the Schedule 13D filed with Vista on or about September 23, 1998, Valley National Bancorp is the parent bank holding company for the Valley National Bank. Valley National Bancorp disclosed that it had no plans, at the time of filing its Schedule 13D, to increase its ownership interest above 9.99% of the Common Stock or to effect any merger, reorganization, tender offer, exchange offer or any other type of transaction involving Vista. Furthermore, Valley National Bank made certain commitments to the Federal Reserve Board, which were, among others, that without prior approval of the Federal Reserve Board, it would not: seek any representation on the Vista Board of Directors; exercise any controlling influence over Vista management or policies; and solicit or participate in soliciting proxies with respect to any matter presented to Vista stockholders.


                             EXECUTIVE COMPENSATION

THIS SECTION CONTAINS CHARTS THAT SHOW THE AMOUNT OF COMPENSATION EARNED BY OUR EXECUTIVE OFFICERS WHOSE SALARY AND BONUS EXCEEDED $100,000 FOR 1998. IT ALSO CONTAINS THE PERFORMANCE GRAPH COMPARING VISTA'S PERFORMANCE RELATIVE TO ITS PEER GROUP AND THE REPORT OF OUR EXECUTIVE COMMITTEE EXPLAINING THE COMPENSATION PHILOSOPHY FOR OUR MOST HIGHLY PAID OFFICERS.


                                           SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
                                                                                        Long-Term
                                                                                       Compensation
                                                                                    -------------------
                                                     Annual Compensation             Awards   Payouts
------------------------------------------ ---------------------------------------- --------- ---------
                                                                     Other Annual               LTIP      All Other
                                                    Salary   Bonus   Compensation   Options   Payouts   Compensation
            Name and Position               Year     ($)     ($)(1)     ($)(2)       (#)(3)    ($)(4)        ($)
----------------------------------------------------------------------------------------------------------------------
Barbara Harding                             1998   199,004    6,036     20,166       19,800    29,454        -0-
President and Chief Executive  Officer of   1997   183,768   26,416     22,692         --      20,662
Vista and Chairman of PNB                   1996   169,520   30,658     23,749         --        --
----------------------------------------------------------------------------------------------------------------------
David L. Hensley                            1998   159,042    5,139     21,376       11,000    21,522        -0-
Executive  Vice  President  of Vista  and   1997   150,020   21,910     21,994         --      17,587
President and Chief Executive  Officer of   1996   139,048   25,626     21,111         --        --
PNB
----------------------------------------------------------------------------------------------------------------------
Marc S. Winkler                             1998   150,020      -0-     13,915       11,000    11,397        -0-
Executive  Vice  President  of Vista  and   1997   134,160   11,732     16,024         --       -0-
President and Chief Executive  Officer of   1996   124,020   14,985     14,085         --        --
Twin Rivers
----------------------------------------------------------------------------------------------------------------------
William F. Keefe                            1998   116,168    5,139     13,948       11,000    21,522        -0-
Executive   Vice   President   and  Chief   1997   108,056   18,134     12,965         --      17,587
Financial  Officer  of Vista  and  Senior   1996   100,048   22,116     13,562         --        --
Vice   President   and  Chief   Financial
Officer of PNB
----------------------------------------------------------------------------------------------------------------------

(1) Includes the cash bonus award under the Employee Incentive Plan that was adopted in 1994.

(2) Includes directors' fees; life, medical and disability insurance premiums; 401(K) matching contributions; automobile use and social club dues.

(3)  Includes option grants under the 1998 Stock Compensation Plan.

(4) Represents the dollar value of Vista Common Stock awarded under the Employee Incentive Plan.


             EXECUTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

Executive compensation for the officers of Vista and its subsidiary banks is primarily determined by the Executive Committee of Vista's Board of Directors. Salaries and bonuses for the executive officers are reviewed annually. All executive compensation is paid by the respective subsidiary bank to the applicable executive.

Compensation Philosophy

Vista's executive compensation philosophy is designed to attract, retain, and motivate highly qualified executives in line with three central themes: alignment, accountability, and attraction.

     o    Alignment with the long-term interests of our stockholders;

     o Accountability for results by linking the executive's compensation to Vista's financial performance and individual performance; and

     o    Attraction, motivation and retention of key executives.

----------
* Pursuant to the Proxy Rules, this section of the proxy statement is not deemed "filed" with the SEC and is not incorporated by reference into Vista's Report on Form 10-K.

The Executive Committee annually conducts a full review of the performance of Vista and its executives in determining compensation levels. For 1998, the Executive Committee considered various qualitative and quantitative indicators of Vista and individual performance in determining the level of compensation for Vista's Chief Executive Officer and its other executive officers. The review included an evaluation of Vista's performance both on a short- and long-term basis. This review included an analysis of quantitative measures, such as growth in earnings, earnings per share, and Return on Equity. The Executive Committee considered also qualitative measures such as leadership, experience, strategic direction, community representation and social responsibility. The Executive Committee has been sensitive to management's maintaining a balance between actions that foster long-term value creation and short-term performance. In addition, the Executive Committee evaluates total executive compensation in light of the operational and financial performance and compensation practices of the commercial banking industry in the Mid-Atlantic region.

Depending on Vista's performance and individual performance, the Executive Committee determines appropriate base salary and annual bonuses. However, the Compensation Committee determines the award of stock options for Vista's executives. In 1998, the Executive and Compensation Committees did not apply any specific quantitative formulae in arriving at their respective compensation decisions on base salary and the award of stock options.

Components of Executive Compensation

Base Salary

Base salaries are reviewed each year and generally adjusted relative to individual performance and competitive salaries with the commercial banking industry in the Mid-Atlantic region. Actual salaries will continue to be set according to the scope of the responsibilities of each executive officer's position.

1998 Stock Compensation Plan

The Compensation Committee made grants under this plan in 1998 to four executive officers. Information on these grants is set forth in the chart "Option Grants For 1998." the Compensation Committee believes that these stock options align the interests of the executives with those of the stockholders by encouraging management to focus on total stockholder return and providing them an opportunity to share more directly in the creation of Vista value.

                         Submitted By The Members Of The Executive Committee



                         Richard A. Cline                    Barry Hajdu
                         Harold J. Curry                     Mark A. Reda



                                            OPTION GRANTS FOR 1998

---------------------------------------------------------------------------------------------------------------------
                                         Individual Grants (1)
                   -------------------------------------------------------------------
                                                                                        Potential Realizable Value at
                                       % of Total                                          Assumed Annual Rates of
                                         Options                                         Stock Price Appreciation for
                        Options          Granted         Exercise                              Option Term (2)
                        Granted       to Employees        Price                         -----------------------------
      Name                (#)           for 1998          ($/Sh)     Expiration Date          5%              10%
---------------------------------------------------------------------------------------------------------------------
Barbara Harding        19,800            37.5            19.25      February 20, 2008       $239,703        $607,455
---------------------------------------------------------------------------------------------------------------------
David L. Hensley       11,000            20.9            19.25      February 20, 2008       $133,168        $337,975
---------------------------------------------------------------------------------------------------------------------
Marc S. Winkler        11,000            20.8            19.25      February 20, 2008       $133,168        $337,975
---------------------------------------------------------------------------------------------------------------------
William F. Keefe       11,000            20.8            19.25      February 20, 2008       $133,168        $337,975
--------------------------------------------------------------------------------------------------------------------

(1) The 10-year options were granted on February 20, 1998, pursuant to the 1998 Stock Compensation Plan at the exercise price listed above, which equals the fair market on date of grant. These option grants were awarded based on Vista's individual performance in 1998. Each option will become exercisable as to one-fourth of the total shares granted on February 20, 1999, as to one-fourth on February 20, 2000, as to one-fourth on February 20, 2001, and as to the remaining one-fourth on February 20, 2002. In the event of a change in control, the Compensation Committee can specify a termination date for all outstanding options and the holder shall receive an amount equal to the excess of the fair market value prior to the change in control date over the exercise price. Options are canceled

     3 months after termination without cause. Options are canceled that have not become exercisable immediately upon termination for cause.

(2) These columns present hypothetical future values that might be realized upon exercise of the options, minus the exercise price. These values assume that the market price of Vista's stock appreciates at a five and ten percent compound annual rate over the 10-year term of options. The five and ten percent rates of stock price appreciation are presented as examples pursuant to the SEC's Proxy Rules and do not necessarily reflect management's assessment of Vista's future stock price performance. These potential realizable values presented are not intended to indicate the value of the options.


                          ESTIMATED RETIREMENT BENEFITS

Vista maintains a defined benefit pension plan covering all employees. Benefits under the plan are based on a "Cash Balance" type formula under which hypothetical accounts are maintained for each employee. The initial amount of this account was the actuarial present value of pension benefits earned under a prior formula. In subsequent years, this hypothetical account is increased by an annual addition based on the employee's salary and by interest. At retirement, the amount in this hypothetical account will be converted to the actuarially equivalent monthly income.

Estimated annual benefits payable upon retirement at normal  retirement age (age
65) for each named executive are as follows:

                        Barbara Harding           $143,600
                        David L. Hensley          $ 77,455
                        Marc S. Winkler           $134,876
                        William F. Keefe          $119,567

These estimates are based on the assumption that base salaries will increase at an annual rate of 5% and assumes that no bonuses will be paid after 1998; the Social Security Taxable Wage Base will increase 5% per year; the federal limit on maximum compensation will grow at a ratio of 3% per year; and the maximum limit on plan benefits will increase such that it will not limit benefits for these employees.

Vista has also a 401(k) retirement savings plan. Under the 401(k) retirement savings plan, employee contributions are partially matched by Vista. Such matching becomes vested proportionally over five years of credited service.


                          FIVE-YEAR PERFORMANCE GRAPH*

The following graph and table compare the cumulative total stockholder return on Vista's Common Stock during the five-year period ending on December 31, 1998, with (i) the cumulative total return on the SNL Securities Corporate Performance Index(1) for publicly-traded banks with less than $500 million in total assets in the Middle Atlantic area(2), (ii) for-publicly-traded banks with total assets between $500 million and $1 billion in the Middle Atlantic area, and (iii) the cumulative total return for all United States stocks traded on the NASDAQ Stock Market. The comparison assumes the value of the investment in Vista Common Stock and each index was $100 on December 31, 1993, and assumes further the reinvestment of dividends into the applicable securities. The stockholder return shown on the graph and table below is not necessarily indicative of future performance.

----------
* Pursuant to the Proxy Rules, this section of the proxy statement is deemed "filed" with the SEC and is not incorporated by reference into Vista's Report on Form 10-K.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            TOTAL RETURN PERFORMANCE

                                                                         Period Ending
                                          ----------------------------------------------------------------------------
Index                                      12/31/93     12/31/94     12/31/95     12/31/96     12/31/97    12/31/98
----------------------------------------------------------------------------------------------------------------------
Vista Bancorp, Inc.                         100.00        114.92      160.01       180.69       255.51      311.25
NASDAQ - Total US                           100.00         97.75      138.26       170.01       208.58      293.21
SNL <$500M Bank Asset-Size Index            100.00        107.55      147.13       189.37       322.82      294.76
SNL $500M-$1B Bank Index                    100.00        106.76      141.74       177.19       288.03      283.20

----------
(1) SNL Securities is a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries.

(2) The Middle Atlantic area comprises the states of Delaware, Pennsylvania, Maryland, New Jersey and New York, the District of Columbia and Puerto Rico.


                              INDEPENDENT AUDITORS

           PROPOSAL TO APPROVE THE APPOINTMENT OF RUDOLPH, PALITZ LLP
                              Item 2 on Proxy Card

Rudolph, Palitz LLP, Certified Public Accountants, have audited the consolidated financial statements of Vista and its subsidiaries for many years, and the Board of Directors has appointed them for 1999. From time to time Rudolph, Palitz also performs consulting work for Vista. The firm has no other relationship with Vista or any of its subsidiaries except the existing professional relationship as Certified Public Accountants. The Audit Committee and the Board of Directors believe that Rudolph, Palitz's long-term knowledge of Vista and its subsidiaries is valuable to Vista. Representatives of Rudolph, Palitz have direct access to members of the Audit Committee and periodically attend their meetings.

A representative of Rudolph, Palitz will attend the meeting and will have the opportunity to make a statement if he desires to do so. This representative will also be available to respond to appropriate questions.

Required Vote

The proposal will be approved if it receives the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

The Board of Directors recommends that you vote FOR approval of the appointment of Rudolph, Palitz LLP. Proxies solicited by the Board of Directors will be so voted unless you specify otherwise.


                          EMPLOYEE STOCK PURCHASE PLAN

            PROPOSAL TO APPROVE THE 1999 EMPLOYEE STOCK PURCHASE PLAN
                              Item 3 on Proxy Card

Vista has had an Employee Stock Purchase Plan since 1988 and the plan has been successful over the years. The Vista stockholders have given their approvals to amendments to this plan and to further reservations of Common Stock for employee purchases under the plan. As a continuation of this plan, Vista's Board of Directors has approved the 1999 Employee Stock Purchase Plan which reserves an additional 25,000 shares of Common Stock for all employees to purchase under the terms of this plan. The Stockholders must approve this plan. The terms of this new plan are the same as those of the current Employee Stock Purchase Plan.

Vista management made the commitment to its stockholders that all future reservations of Common Stock for employee purchases must be approved by the Board of Directors and the stockholders.

The plan acts as a vehicle for all of Vista employees to own an interest in the company through a voluntary payroll deduction. The plan is another method for the employees to become more aligned with the interests of the stockholders and to be a stakeholder in the overall financial performance of Vista.

The 1999 Employee Stock Purchase Plan will be approved if it receives the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting.

The Board of Directors recommends that you vote FOR approval of the 1999 Employee Stock Purchase Plan as set forth at Exhibit A.


                                OTHER INFORMATION

THIS SECTION SETS OUT OTHER INFORMATION YOU SHOULD KNOW BEFORE YOU VOTE.


         TRANSACTIONS INVOLVING VISTA'S DIRECTORS AND EXECUTIVE OFFICERS

Vista encourages its directors and executive officers to have banking and financial transactions with its bank subsidiaries. All of these transactions are made on comparable terms and with similar interest rates as those prevailing for other customers.

The total consolidated loans made by Vista at December 31, 1998, to its directors and officers as a group, members of their immediate families and companies in which they have a 10% or more ownership interest was $6.5 million or 13.9% of Vista's total consolidated capital accounts. The largest amount for all of these loans in 1998 was $6.5 million or 13.9% of Vista's total consolidated capital accounts. During 1998, advances and repayments on these loans were $9.1 million and $8.4 million, respectively. These loans did not involve more than the normal risk of collectibility nor did they present other unfavorable features.

                              CHANGES IN THE BYLAWS

Vista changed its Bylaws: (1) to allow for the use of the internet for the delivery to its stockholders of proxy materials, annual reports and other communications; (2) to allow stockholders to vote by telephone or via the internet; and (3) to conform to current New Jersey law and SEC rules with respect to annual and special meetings of stockholders and proposals from stockholders.


                        NO SIGNIFICANT LEGAL PROCEEDINGS

Vista and its bank subsidiaries are not parties to any legal proceedings that could have any significant effect upon Vista's financial condition or income. In addition, Vista and its bank subsidiaries are not parties to any legal proceedings under federal and state environmental laws.


                              OTHER PROPOSED ACTION

The Board of Directors is not aware of any other matters to be presented at the meeting. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.


          STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2000 ANNUAL MEETING

Stockholder proposals for the 2000 Annual meeting must be received by November 22, 1999, to be considered for inclusion in Vista's 2000 Proxy Statement. Stockholder proposals for the 2000 Annual Meeting for which the proponents do not desire them to be included in Vista's 2000 Proxy Statement must be received by February 5, 2000. Such proposals should be addressed to the Secretary. Under Vista's Bylaws, notice of any stockholder nomination for director must be given by mail or by personal delivery to the Secretary no later than 15 days in advance of the meeting. Stockholders wishing to make nominations should contact the Secretary as to information required to be supplied in such notice.


                        ADDITIONAL INFORMATION AVAILABLE

Vista files an Annual Report on Form 10-K with the SEC. Stockholders may obtain a paper copy of this report (without exhibits), without charge, by writing to Jill A. Pursell, Assistant Vice President and Secretary, Vista Bancorp, Inc., 305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey 08865; Telephone:
(908) 859-9559.

By order of the Board of Directors



Jill A. Pursell
Assistant Vice President and Secretary

Phillipsburg, New Jersey
March 25, 1999

                                    EXHIBIT A


                               VISTA BANCORP, INC.
                        1999 EMPLOYEE STOCK PURCHASE PLAN

VISTA BANCORP, INC.
      [LOGO]


                        1999 EMPLOYEE STOCK PURCHASE PLAN


ARTICLE I - PURPOSE

         Vista Bancorp, Inc. 1999 Employee Stock Purchase Plan is intended to provide employees of Vista Bancorp, Inc. and its subsidiaries the opportunity to acquire ownership interests in the Corporation through an investment program. The Corporation believes that ownership of its Common Stock will motivate employees to improve their job performance, and enhance the financial results of the Corporation. The Plan is intended to qualify as an "employee stock purchase plan" under ss.423 of the Internal Revenue Code, and shall be constructed so as to extend and limit participation in a manner consistent with the requirements thereof.

ARTICLE II - DEFINITIONS

2.01 Board

     "Board" shall mean the Board of Directors of Vista Bancorp, Inc.

2.02 Code

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.03 Commencement Date

     "Commencement Date" shall mean the date on which annual Options are granted.

2.04 Committee

     "Committee" shall mean the members of the Executive Committee of the Corporation.

2.05 Common Stock

     "Common Stock" shall mean the Common Stock, par value $.50 per share, of Vista Bancorp, Inc.

2.06 Corporation

     "Corporation" shall mean Vista Bancorp, Inc., a New Jersey corporation, and its Subsidiary Corporations.

2.07 Employee

     "Employee" shall mean any person who is employed by the Corporation for more than one year and whose employment is 20 hours or more per week.

2.08 Option

     "Option" shall mean an annual Option granted to purchase Common Stock of the Corporation.

2.09 Subsidiary Corporation

     "Subsidiary  Corporation" shall mean any present or future corporation that
     (i) is a "subsidiary corporation" of Vista Bancorp, Inc. as that term is defined in ss.424 of the Code and (ii) is designated as a participant in the Plan by the Committee at the effective date or subsequently.

ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.01 Initial Eligibility

     Each Employee shall be eligible to participate in the Plan on or after he becomes an Employee as defined in ss.2.07. Every Employee eligible for an Option shall be entitled to exercise that Option for a period of not less than one month after the date on which the Option is granted.

3.02 Restrictions on Participation

     Notwithstanding any provisions of the Plan to the contrary, no Employee shall participate in an Offering

     (a) if, immediately after the Commencement Date, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (for purposes of this paragraph, the rules of ss.424(d) of the Code shall apply in determining stock ownership of any Employee);or

     (b) to the extent that his rights to purchase stock under all employee stock purchase plans of the Corporation accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

3.03 Commencement of Participation

     An eligible Employee may participate by completing an authorization for payroll deduction form provided by the Corporation, and filing it with the Corporation during the calendar months of March, June, September and December. An eligible Employee may also participate by completing an exercise of Option agreement and filing it with the Corporation along with their check payable to the Corporation.

ARTICLE IV - GRANTING OF OPTIONS

4.01 Annual Options

     Each Option granted will be equal to 8% of the Employees annualized base salary earned by the Employee during the calendar year immediately preceding the year in which the Options are granted.

4.02 Number of Option Shares

     To determine the number of Option shares an Employee is allowed to purchase, they must divide the Option price determined under ss.4.03 into their Option total.

4.03 Option Price

     The Option price of the Common Stock shall be the closing NASDAQ bid price ("Plan Price Per Share") on the last business day of the second week in February, May, August and November of each year, or, if there is no reported trade on such day, then on the most recent day preceding such day (the "Price Date").

4.04     Employee's Interest in Option Stock

     The Employee shall have no rights as a shareholder with respect to any shares covered by his Option until the date on which the Corporation records the transfer of stock pursuant to the Plan.

ARTICLE V - PAYROLL DEDUCTIONS

5.01 Amount of Deduction

     The minimum deduction will be $5 per pay period and a maximum not to exceed the total Employee Option.

5.02 Employee's Account

     Shares will be purchased on the last business day of the second week in February, May, August, November and a final purchase on December 31. Each employee's shareholder account will be credited with the number of whole shares and a fractional share equal to the total amount deducted during the quarter.

5.03 Changes in Payroll Deductions

     An Employee may file a new authorization for payroll deduction or alter the amount of his current payroll deduction during the months of March, June, September and December. An Employee may discontinue his payroll deduction under the Plan at any time.

5.04 Leave of Absence

     If an Employee goes on a leave of absence without pay, his deduction will be suspended until he resumes his employment.

5.05 Withdrawal

     An Employee may withdraw the full amount held for his account under the Plan at any time by giving written notice to the Corporation. The balance held for his account shall be paid to him promptly after receipt of his notice of withdrawal, and no further deductions will be made from his pay.

VI - EXERCISE OF OPTIONS

6.01 Exercise

     Employees who do not elect payroll deduction may exercise portions of their Option during the course of the calendar year in which such Option is granted. Employees enrolled in payroll deduction may exercise any remaining Option balance during the calendar year as long as total price paid of all purchases does not exceed the total Option granted. All unexercised portions of each Option shall expire on December 31 of the year in which such Option is granted, or upon the termination of the Employee's employment with the Corporation, whichever is earlier.

6.02  Delivery of Stock Certificate

     The Corporation shall promptly record all acquisitions of stock pursuant to the Plan on the shareholder account of each employee and shall provide employees with appropriate documentation of such purchase. One certificate will be issued during the first quarter of the following calendar year for the total shares purchased through the Plan the preceding year.

6.03  Transferability of Stock

     Common Stock issued pursuant to the Plan shall not be transferable, other than to the Employee's estate or by bequest or inheritance, or incident to the Employee's divorce, for one year after the date of purchase. After one year from the time the Option is exercised, the stock can be sold through the securities exchange under which it is traded or can be transferred as requested by the employee.

6.04 Registration of Stock

     Common Stock to be delivered to an Employee under the Plan shall be registered in the name of the Employee, or, if the Employee so directs by written notice to the Corporation prior to the Option expiration date applicable thereto, in the names of the Employee and one such other person as may be designated by the Employee, as joint tenants with rights of survivorship or as tenants by the entirety, to the extent permitted by applicable law.

ARTICLE VII - WITHDRAWAL

7.01 Termination of Employment

     Upon the termination of an Employee's employment for any reason, including retirement (but excluding death while in the employ of the Corporation), all unexercised portions of each Option shall expire.

7.02 Termination of Employment due to Death

     If an employee shall die while in the employ of the Corporation, the Option may be exercised, subject to the condition that no Option shall be exercisable after December 31 of the year in which such Option is granted, to the extent that the employee's right to exercise such Option had accrued pursuant to the Plan at the time of his death and had not previously been exercised. The Option may be so exercised by the executors or administrators of the employee or by any person or persons who shall have acquired the Option directly from the employee by bequest or inheritance.

VIII - ADMINISTRATION

8.01 Plan Administrator

     The Plan is administered by Continental Stock Transfer & Trust Company (the "Plan Administrator"), the Transfer Agent and Registrar for the Company. As the Agent for participating shareholders, the Agent will administer the Plan in accordance with the terms and conditions of the Plan.

     The interpretation and construction by the Executive Committee of the Board of Directors of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Executive Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

8.02 Indemnification of Plan Administrator

     The Plan Administrator shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by then in settlement thereof or paid by them in satisfaction of a judgment in any such action, suite or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Plan Administrator is liable for gross negligence or misconduct in the performance of its duties.

IX - MISCELLANEOUS

9.01 Transferability

     No Option shall be transferable by the employee otherwise than by will or the laws of descent and distribution.

9.02 Recapitalization

     If, while any Options under the Plan are outstanding, the outstanding shares of Common Stock have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Corporation through reorganization, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made in the number and/or kind of shares which are subject to purchase under outstanding Options and in the exercise price applicable to such outstanding Options. In addition, in any such event, the number and/or kind of shares which may be granted in the Options shall also be proportionately adjusted.

9.03 Amendment and Termination

     The Board shall have complete power and authority to terminate, amend or suspend the Plan at any time without any requirement of shareholder approval if the Board determines that such termination, amendment or suspension in the best interest of the shareholders. No termination, amendment or suspension of the Plan may, without the consent of an Employee than having an Option under the Plan to purchase Common Stock, adversely affect the rights of such Employee. The Plan shall not be amended more than once annually, other than to conform with changes in the Code or the rules thereunder.

9.04 No Employment Rights

     The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by the Corporation, and it shall not be deemed to interfere in any way with the Corporation's right to terminate, or otherwise modify, an Employee's employment at any time.

9.05 Application of Funds

     The proceeds received by the Corporation from the sale of common stock pursuant to Options will be used for general purposes.

                                      PROXY
                               VISTA BANCORP, INC.
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 22, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Thomas J. McGinley and Bruce A. Jones and each and any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Vista Bancorp, Inc. ("Vista") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Vista to be held at the Farley Education Center, Warren Hospital, 185 Roseberry Street, Phillipsburg, New Jersey, on Thursday, April 22, 1999, at 9:30 a.m., prevailing time, and at any adjournment or postponement thereof as follows:

1.   Election of Class A directors.

     |_|  FOR all nominees listed below (except as marked to the contrary below)

     |_|  WITHHOLD AUTHORITY to vote on all nominees listed below

    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
             WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------
          Nominees: Barbara Harding, Mark A. Reda and J. Marshall Wolff
--------------------------------------------------------------------------------

2.   Ratification  of the  selection of Rudolph,  Palitz LLP,  Certified  Public
     Accountants, as the auditors of Vista for the year ending December 31, 1999.

                          |_| FOR   |_| AGAINST   |_| ABSTAIN


3.   Approval of the 1999 Employee Stock Purchase Plan.

                          |_| FOR   |_| AGAINST   |_| ABSTAIN


                (Continued and to be signed on the reverse side)


2.   Ratification  of the  selection of Rudolph,  Palitz LLP,  Certified  Public
     Accountants, as the auditors of Vista for the year ending December 31, 1999.

                          |_| FOR   |_| AGAINST   |_| ABSTAIN


3.   Approval of the 1999 Employee Stock Purchase Plan.

                          |_| FOR   |_| AGAINST   |_| ABSTAIN


Nominees: John A. Parsons, Wayne M. Lee,
Maxwell F. Eveleth, Jr., W. Braun Jones, Jr.

|_|  WITHHOLD authority to vote for nominee(s) specified below


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

|_|  PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.


THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSALS 2 AND 3.

Dated: ________________________ , 1999



______________________________________



______________________________________
Signature(s)

THIS PROXY MUST BE DATED,  SIGNED BY THE  SHAREHOLDER  AND RETURNED  PROMPTLY TO
VISTA  IN  THE  ENCLOSED   ENVELOPE.   WHEN   SIGNING  AS  ATTORNEY,   EXECUTOR,
ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER MUST SIGN.